UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 11, 2015
(Date of earliest event reported)

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3301 Agriculture Drive
Madison, WI 53716
(Address of principal executive offices)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On June 11, 2015, we issued a press release announcing that after review of the company’s investigational new drug (IND) application the U.S. Food and Drug Administration (FDA) has determined that Cellectar’s tumor margin illumination agent, CLR1502, will be evaluated as a combination product and assigned to the Center for Devices and Radiological Health. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Title
99.1	Press release dated June 11, 2015, entitled “Cellectar Biosciences Announces CLR1502 Development Program to be Classified as Combination Product by U.S. Food and Drug Administration”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2015	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ Chad J. Kolean
		Name:	Chad J. Kolean
		Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Title
99.1	Press release dated June 11, 2015, entitled “Cellectar Biosciences Announces CLR1502 Development Program to be Classified as Combination Product by U.S. Food and Drug Administration”